SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2004

LEHMAN ABS CORPORATION

(as depositor under the Trust Agreement, dated as of September 24, 2004, which forms IndyMac Home Equity Loan Trust 2004-2)

                             LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-116432	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

                              New York, New York 10019

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated financial statements of Ambac Assurance Corporation (“Ambac”) and subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “Commission”) on March 15, 2004; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004), the unaudited consolidated financial statements of the Ambac and subsidiaries as of June 30, 2004 and for the periods ending June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004) and the Current Reports on Form 8-K filed with the Commission on April 22, 2004, July 22, 2004 and August 20, 2004, as they relate to Ambac, are hereby incorporated by reference in the prospectus supplement and the registration statement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/ Samir Tabet___________

Name:

Samir Tabet

Title:

Managing Director

Dated: September 28, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of KPMG LLP, Independent

8

Registered Public Accounting Firm of

Ambac Assurance Corporation

Exhibit 23.1     Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-108503) of Lehman ABS Corporation (the “Registrant”), and in the Prospectus Supplement of the Registrant (the “Prospectus Supplement”), via the Form 8-K of the Registrant dated September 24, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2004, and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.  Our report refers to changes, in 2003, in Ambac Assurance Corporation’s methods of accounting for variable interest entities and stock-based compensation.

/s/ KPMG LLP

New York, New York

September 24, 2004